UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 11, 2015

COMMSCOPE HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36146	27-4332098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 CommScope Place, SE, Hickory, North Carolina	28602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (828) 324-2200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

The information required by this item is included in Item 2.03 below and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

On June 11, 2015, CommScope Holding Company, Inc. (the “Company”), announced that its wholly owned subsidiary, CommScope, Inc. (the “Secured Notes Issuer”), issued $500.0 million in aggregate principal amount of 4.375% senior secured notes due 2020 (the “Secured Notes”) and its wholly owned subsidiary CommScope Technologies Finance LLC (the “Escrow Issuer” and, together with the Secured Notes Issuer, the “Issuers”), issued $1.5 billion of 6.000% senior unsecured notes due 2025 (the “Unsecured Notes” and, together with the Secured Notes, the “Notes”). The Secured Notes were issued pursuant to an Indenture, dated June 11, 2015, among the Secured Notes Issuer, the subsidiary guarantors named therein, and Wilmington Trust, National Association, as trustee and as collateral agent (the “Secured Notes Indenture”), and the Unsecured Notes were issued pursuant to an Indenture, dated June 11, 2015, between the Escrow Issuer and Wilmington Trust, National Association, as trustee (the “Unsecured Notes Indenture” and, together with the Secured Notes Indenture, the “Indentures”). Each series of Notes pays interest semi-annually in arrears. The Notes were offered in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and to certain non-U.S. persons in transactions outside of the United States in reliance on Regulation S under the Securities Act.

The Secured Notes Issuer used the net proceeds from the issuance and sale of the Secured Notes, together with cash on hand, to repay a portion of the principal amount outstanding under the Company’s existing term loan facility. The Escrow Issuer intends to use the proceeds of the issuance and sale of the Unsecured Notes, together with cash on hand and borrowings under an incremental term loan facility under the Company’s senior secured credit facilities, to finance the Company’s acquisition (the “Acquisition”) of the Broadband Network Solutions business of TE Connectivity Ltd. (“TE Connectivity”). The proceeds from the issuance and sale of the Unsecured Notes will be held in escrow until the completion of the Acquisition. Upon consummation of the Acquisition, the Escrow Issuer will merge with and into CommScope Technologies, LLC, a wholly owned subsidiary of the Company (“CommScope Technologies”), with CommScope Technologies continuing as the surviving entity (the “Escrow Merger”). At the time of the consummation of the Escrow Merger, CommScope Technologies will become the issuer of the Unsecured Notes.

Secured Notes Indenture

Optional Redemption Provisions and Change of Control Repurchase Right

At any time, upon not less than 10 nor more than 60 days’ notice, the Secured Notes will be redeemable at the Secured Notes Issuer’s option, in whole or in part, at a price equal to 100% of their principal amount, plus a make-whole premium as set forth in the Secured Notes Indenture, plus accrued and unpaid interest to (but not including) the applicable redemption date. Beginning June 15, 2017, the Secured Notes Issuer may redeem, in whole or in part, the Secured Notes at any time subject to the payment of a redemption price together with any accrued and unpaid interest to (but not including) the applicable redemption date. The redemption price includes a call premium that varies (from 2.188% to 0%) depending on the year of redemption.

Prior to June 15, 2017, the Secured Notes Issuer may redeem up to 40% of the aggregate principal amount of the Secured Notes at a redemption price equal to 104.375% of the principal amount thereof, together with any accrued and unpaid interest to (but not including) the applicable redemption date, with the net cash proceeds of sales of one or more equity offerings by the Secured Notes Issuer or any direct or indirect parent of the Secured Notes Issuer.

The holders of the Secured Notes will also have the right to require the Secured Notes Issuer to repurchase their Secured Notes upon the occurrence of a change in control, as defined in the Secured Notes Indenture, at an offer price equal to 101% of the principal amount of the Secured Notes plus accrued and unpaid interest to (but not including) the date of purchase.

Ranking and Security

The Secured Notes and the related guarantees are secured on a first-priority basis by security interests in all of the Company’s assets that secure its term loan facility on a first-priority basis (“Fixed Asset Collateral”), and are secured on a second-priority basis in the Company’s inventory, accounts receivable and other current assets, which secure the Company’s asset-based revolving credit facility (its “revolving credit facility”) on a first-priority basis and its term loan facility on a second-priority basis. The Secured Notes and the related guarantees are effectively senior to all of the Secured Notes Issuer’s, the Unsecured Notes Issuer’s and the guarantors’ senior unsecured debt, including the Unsecured Notes, to the extent of the value of the collateral securing the Secured Notes and are structurally subordinated to all existing and future liabilities (including trade payables) of each of the Company’s existing and future subsidiaries that do not guarantee the Secured Notes, including indebtedness incurred by certain of the Company’s non-U.S. subsidiaries under its revolving credit facility. Obligations under the Company’s revolving credit facility are secured on a second-priority basis by the Fixed Asset Collateral.

Restrictive Covenants

The Secured Notes Indenture contains covenants that limit the Company’s (and its subsidiaries’) ability to, among other things: (i) incur additional debt or issue certain preferred stock; (ii) pay dividends, redeem stock or make other distributions; (iii) make other restricted payments or investments; (iv) create liens on assets; (v) transfer or sell assets; (vi) create restrictions on payment of dividends or other amounts by the Company to the Company’s restricted subsidiaries; (vii) engage in mergers or consolidations; (viii) engage in certain transactions with affiliates; and (ix) designate the Company’s subsidiaries as unrestricted subsidiaries.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Secured Notes Indenture. A copy of the Secured Notes Indenture is attached as Exhibit 4.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Unsecured Notes Indenture

Optional Redemption Provisions and Change of Control Repurchase Right

At any time, upon not less than 10 nor more than 60 days’ notice, the Unsecured Notes will be redeemable at the Unsecured Notes Issuer’s option, in whole or in part, at a price equal to 100% of their principal amount, plus a make-whole premium as set forth in the Unsecured Notes Indenture, plus accrued and unpaid interest to (but not including) the applicable redemption date. Beginning June 15, 2020, the Unsecured Notes Issuer may redeem, in whole or in part, the Unsecured Notes at any time subject to the payment of a redemption price together with any accrued and unpaid interest to (but not including) the applicable redemption date. The redemption price includes a call premium that varies (from 3.000% to 0%) depending on the year of redemption.

Prior to June 15, 2018, the Unsecured Notes Issuer may redeem up to 40% of the aggregate principal amount of the Unsecured Notes at a redemption price equal to 106.000% of the principal amount thereof, together with any accrued and unpaid interest to (but not including) the applicable redemption date, with the net cash proceeds of sales of one or more equity offerings by the Unsecured Notes Issuer or any direct or indirect parent of the Unsecured Notes Issuer.

The holders of the Unsecured Notes will also have the right to require the Unsecured Notes Issuer to repurchase their Unsecured Notes upon the occurrence of a change in control, as defined in the Unsecured Notes Indenture, at an offer price equal to 101% of the principal amount of the Unsecured Notes plus accrued and unpaid interest to (but not including) the date of purchase.

Ranking and Security

Under the terms of the Unsecured Notes Indenture, following the consummation of the Escrow Merger, the Unsecured Notes and the related guarantees will be CommScope Technologies’, as the Unsecured Notes Issuer, and the guarantors’ senior unsecured obligations and will rank equally in right of payment with the existing and future senior indebtedness of such entities, including the Company’s senior secured credit facilities and the Secured Notes. Following the consummation of the Escrow Merger, the Unsecured Notes and the related guarantees will be effectively subordinated to all of the Company’s and the guarantors’ secured debt, including the Company’s senior secured credit facilities and the Secured Notes, to the extent of the value of the collateral securing such debt and will be structurally subordinated to all existing and future liabilities (including trade payables) of each of the Company’s existing and future subsidiaries that do not guarantee the Unsecured Notes, including indebtedness incurred by certain of the Company’s non-U.S. subsidiaries under the Company’s revolving credit facility.

Restrictive Covenants

The Unsecured Notes Indenture contains covenants that limit the Company’s (and its subsidiaries’) ability to, among other things: (i) incur additional debt or issue certain preferred stock; (ii) pay dividends, redeem stock or make other distributions; (iii) make other restricted payments or investments; (iv) create liens on assets; (v) transfer or sell assets; (vi) create restrictions on payment of dividends or other amounts by the Company to the Company’s restricted subsidiaries; (vii) engage in mergers or consolidations; (viii) engage in certain transactions with affiliates; and (ix) designate the Company’s subsidiaries as unrestricted subsidiaries.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Unsecured Notes Indenture. A copy of the Unsecured Notes Indenture is attached as Exhibit 4.2 to this Current Report on Form 8-K, and is incorporated by reference herein.

Notes Pledge and Security Agreement

In connection with the issuance and sale of the Secured Notes, the Secured Notes Issuer, the Company, as a guarantor, the subsidiary guarantors and Wilmington Trust, National Association, as collateral agent (the “Collateral Agent”), entered into a Notes Pledge and Security Agreement, dated as of June 11, 2015 (the “Security Agreement”), pursuant to which the Secured Notes Issuer, the Company, as a guarantor, and the subsidiary guarantors granted a security interest in the Collateral (as defined in the Security Agreement) to the Collateral Agent as collateral for the benefit of the Secured Parties (as defined in the Security Agreement).

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Security Agreement. A copy of the Security Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Intellectual Property Security Agreements

In connection with the issuance and sale of the Secured Notes, certain subsidiaries of the Secured Notes Issuer, as guarantors (collectively, the “Pledgors”), and the Collateral Agent will enter into certain short form intellectual property security agreements, to be filed at the United States Patent and Trademark Office and United States Copyright Office within 14 days of the date of issuing the Secured Notes (collectively, the “Intellectual Property Security Agreements”), pursuant to which the Pledgors will perfect the security interest in, among other property, certain copyrights, patents and trademarks of the Pledgors in favor of the Collateral Agent as collateral for the Secured Parties (as defined in the Security Agreement).

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Security Agreement.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.

4.1	Secured Notes Indenture, dated as of June 11, 2015, by and among the Secured Notes Issuer, the guarantors named therein and Wilmington Trust, National Association, as trustee and as collateral agent (including form of Secured Note).

4.2	Unsecured Notes Indenture, dated as of June 11, 2015, by and between the Escrow Issuer and Wilmington Trust, National Association, as trustee (including form of Unsecured Note).

10.1	Notes Pledge and Security Agreement, dated as of June 11, 2015, among CommScope, Inc., as a Grantor and the additional Grantors party thereto, in favor of Wilmington Trust, National Association, as collateral agent under the Indenture referred to therein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CommScope Holding Company, Inc.

Date: June 12, 2015	By:	/s/ Frank B. Wyatt, II
	Name:	Frank B. Wyatt, II
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Secured Notes Indenture, dated as of June 11, 2015, by and among the Secured Notes Issuer, the guarantors named therein and Wilmington Trust, National Association, as trustee and as collateral agent (including form of Secured Note).

4.2	Unsecured Notes Indenture, dated as of June 11, 2015, by and between the Escrow Issuer and Wilmington Trust, National Association, as trustee (including form of Unsecured Note).

10.1	Notes Pledge and Security Agreement, dated as of June 11, 2015, among CommScope, Inc., as a Grantor and the additional Grantors party thereto, in favor of Wilmington Trust, National Association, as collateral agent under the Indenture referred to therein